UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2007

Gaming Partners International Corporation

(Exact name of registrant as specified in its charter)

Nevada	0-23588	88-0310433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1700 S. Industrial Road, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (702) 384-2425

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On November 7, 2007, Gaming Partners International Corporation (GPI) issued the following statement for posting on the website of a television station in Phoenix, Arizona, ABC15, in response to that station’s report on the lead content of GPI’s gaming chips which the station aired on its evening news that night. GPI was not given the opportunity to view the report prior to issuing its statement. GPI’s statement is not intended as a comprehensive response and nothing included in or omitted from the statement is a comment regarding the accuracy of any aspect of the station’s report or precludes further response or action by GPI. GPI’s statement is furnished as Exhibit 99.1. The information in this Form 8-K shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1.        Statement dated November 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMING PARTNERS INTERNATIONAL CORPORATION

Date: November 7, 2007
	By:	/s/ David W. Grimes
David W. Grimes
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Statement dated November 7, 2007.